STOCKHOLDERS’ EQUITY	12 Months Ended
Dec. 31, 2024
Equity [Abstract]
STOCKHOLDERS’ EQUITY

NOTE 11. STOCKHOLDERS’ EQUITY

Authorized Capital

The Company is currently authorized to issue up to 900,000,000 shares of common stock, par value $0.001 per share, and 100,000,000 shares of preferred stock, par value $0.001 per share.

Common Stock

The Company is presently authorized to issue up to 900,000,000 shares of common stock, $0.001 par value per share, of which 74,999,777 and 62,329,743 shares of common stock were issued and outstanding as of December 31, 2024, and 2023, respectively. The holders of the Company’s common stock are entitled to receive dividends equally when, as and if declared by the Board of Directors, out of funds legally available.

The holders of the Company’s common stock have sole voting rights, one vote for each share held of record, and are entitled upon liquidation of the Company to share ratably in the net assets of the Company available for distribution after payment of all obligations of the Company and after provision has been made with respect to each class of stock, if any, having preference over the common stock, currently including the Company’s preferred stock. The shares of common stock are not redeemable and have no preemptive or similar rights.

Convertible Notes – Conversions

During the year ended December 31, 2024, and period February 9, 2023 (inception) to December 31, 2023, the Company issued 12,670,034 and 17,500,000 shares of common stock, respectively, in connection with the conversion of the convertible notes discussed in Note 6.